                                                                   Exhibit 10.13

                            ASSET TRANSFER AGREEMENT

                                     BETWEEN

                           LIGHT SCIENCES CORPORATION

                                       AND

                          LIGHT SCIENCES ONCOLOGY, INC.

                              DATED OCTOBER 5, 2005

                                LIST OF SCHEDULES

Schedule   Description
--------   -----------
    A      Transferred Assets
    B      Assigned Contracts
    C      Required Consents
    D      Certain Transferring Employees
    E      Transferring Employees Executing Releases

                                LIST OF EXHIBITS

Exhibit   Description
-------   -----------
  A-1     Bill of Sale for Drug Product
  A-2     Bill of Sale for Equipment
   B      Sublease Agreement
   C      Exclusive License Agreement
   D      Sublicense Agreement
   E      Clinical Supply Agreement


                                                                          PAGE i

                            ASSET TRANSFER AGREEMENT

     This Agreement, dated as ofOctober 5, 2005, is made and entered into by and between: Light Sciences Corporation, a Washington corporation ("LSC"), and Light Sciences Oncology, Inc., a Washington corporation ("LSO").

                                    RECITALS

     A. LSC has developed a light activated treatment system known as Lit(x).

     B. LSO, a wholly owned subsidiary of LSC, has been formed to further research, develop and commercialize Lit(x) in the field specified in the Exclusive License Agreement referenced below ("FIELD").

     C. LSC wishes to transfer to LSO, and LSO wishes to obtain from LSC, certain assets, contracts, regulatory filings and licenses necessary or useful for LSO to further develop and commercialize Lit(x) in the Field, subject to the terms and conditions of this Agreement.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the promises and agreements set forth herein, the parties agree as follows:

SECTION 1. TRANSFER OF ASSETS AND RELATED TRANSACTIONS

     1.1  TRANSFER OF ASSETS

     LSC will sell, assign, transfer and convey to LSO on the Closing Date (as defined in Section 2) all right, title and interest of LSC in and to all equipment, devices, drug product, packaging, books, certificates, documents, files, records, results, protocols and other tangible assets necessary or useful for the research, development or commercialization of Lit(x) in the Field, including, without limitation, the assets described in attached Schedule A ("TRANSFERRED ASSETS"). LSC will sell, assign, transfer and convey the Transferred Assets to LSO pursuant to the Bills of Sale attached as Exhibit A-1 and Exhibit A-2 (each, a "BILL OF SALE"). To the extent that the Transferred Assets include works of authorship subject to copyright protection, LSC will sell, assign, transfer and convey to LSO on the Closing Date all copyrights in and to such works, including, without limitation, all causes of action and rights to sue and recover damages for past infringement. Notwithstanding this
Section 1.1, the Transferred Assets do not include the equipment identified as "Designated Shared Equipment" in the Sublease Agreement (as defined in Section 1.3).

     1.2  ASSIGNMENT AND ASSUMPTION OF ASSIGNED CONTRACTS

     (a) LSC will assign to LSO on the Closing Date all right, title and interest of LSC in and under the contracts listed in attached Schedule B ("ASSIGNED Contracts"), including, without limitation, all claims of LSC under any Assigned Contract arising before the Closing Date and all data, reports, records or other documents furnished to LSC under the Assigned Contracts before the Closing Date.

     (b) Upon the Closing (as defined in Section 2), LSO will assume the liabilities and obligations of LSC arising under the Assigned Contracts after the Closing Date ("ASSUMED OBLIGATIONS"). LSO will fully and timely perform all of the Assumed Obligations in accordance with the applicable Assigned Contracts. Notwithstanding anything to the contrary in this Agreement, LSO will succeed to and assume, and LSO will be responsible for, only those liabilities or obligations arising out of any claim resulting from any act or omission of LSO with respect to the Assigned Contracts occurring after the Closing Date.

     (c) Before the Closing Date, LSC will obtain consent in the form provided by LSO for the assignment of the Assigned Contracts listed in attached Schedule C ("REQUIRED CONSENTS").

     (d) LSC will use its best efforts to obtain, within thirty (30) days after the Closing Date, consent in the form provided by LSO for the assignment of any Assigned Contract not listed in Schedule C that cannot be assigned to LSO without the consent of the other contracting party. Notwithstanding anything in this Agreement to the contrary, this Agreement will not constitute or require LSC to assign any Assigned Contract or LSO to assume any Assumed Obligation with respect thereto if the assignment of the Assigned Contract without the consent of a third party would constitute a breach thereof or give the third party the right to terminate the Assigned Contract. Until such consent is obtained, LSC will use its best efforts to provide LSO the benefits of any such Assigned Contract, including, without limitation, enforcing the Assigned Contract for the benefit of, and as directed by, LSO at LSO's expense.

     1.3  SUBLEASE AND SPACE SHARING

     Commencing on the Closing Date, LSC will sublease to and share with LSO certain office and laboratory space pursuant to the Sublease Agreement attached as Exhibit B ("SUBLEASE AGREEMENT").

     1.4  LICENSE AGREEMENT

     On the Closing Date, LSC will exclusively license to LSO certain intellectual property and intellectual property rights associated with Lit(x) for use in the Field pursuant to the Exclusive License Agreement attached as Exhibit C ("EXCLUSIVE LICENSE AGREEMENT").

     1.5  SUBLICENSE AGREEMENT

     On the Closing Date, LSC will sublicense to LSO certain intellectual property and intellectual property rights associated with Lit(x) for use in the Field pursuant to the Sublicense Agreement attached as Exhibit D ("SUBLICENSE AGREEMENT").

     1.6  TRANSFER OF REGULATORY FILINGS

     (a) LSC will transfer and assign to LSO on the Closing Date all right, title and interest of LSC in and to any and all INDs, drug master files and other regulatory filings or registrations and all supplements and amendments thereto that pertain to the use of Lit(x) and its components in the Field. Promptly after the Closing Date, LSC will submit all information and documents to the applicable regulatory authorities necessary to effect such transfer.

     (b) Following the Closing Date, LSC will make available to LSO and permit LSO to cross reference any and all regulatory filings or registrations and all supplements and amendments thereto of LSC not assigned to LSO under this Agreement that are useful or necessary for the conduct of LSO's business. If LSC has the right to cross reference any regulatory filings or registrations of a third party that are useful or necessary for the conduct of LSO's business, then LSC will use reasonable efforts to obtain permission for LSO to cross reference such filings or registrations. All such information will be deemed the Confidential Information of LSC under this Agreement.

     1.7  RELATED AGREEMENTS

     The Bills of Sale, Sublease Agreement, Exclusive License Agreement and Sublicense Agreement are hereinafter referred to collectively as the "RELATED AGREEMENTS" and are incorporated into this Agreement by this reference.

     1.8  EXCLUDED LIABILITIES

     LSO does not assume and will not become liable for, and LSC will pay and be responsible for, any and all claims, debts, liabilities, taxes, penalties and obligations arising from or relating to (a) ownership, use or other dealings with the Transferred Assets before the Closing Date, and (b) the Assigned Contracts before the Closing Date. Without limiting the foregoing, LSO will not succeed to or assume, and LSO will not be responsible for, any liability or obligation arising out of any claim resulting from any act or omission of LSC with respect to the Assigned Contracts on or before the Closing Date, including, without limitation, any breach by LSC of any Assigned Contract or any failure by LSC to discharge or perform any liability or obligation arising on or before the Closing Date under any such Assigned Contract.

SECTION 2. CLOSING

     The consummation of the transactions contemplated by this Agreement ("CLOSING") will take place at the offices of Perkins Coie LLP, 1201 Third Avenue, Seattle, WA 98101, on the day prior to the closing of the Series A Convertible Preferred Stock financing of LSO ("CLOSING DATE").

SECTION 3. REPRESENTATIONS AND WARRANTIES OF LSC

     In addition to any representations and warranties contained in the Related Agreements, LSC represents and warrants to LSO as of the date of this Agreement and as of the Closing Date:

     3.1  ORGANIZATION

     LSC is a Washington corporation duly incorporated and validly existing under the laws of the state of Washington. LSC has the power and authority to own, operate and carry on its business as it is now being conducted.

     3.2  AUTHORIZATION

     LSC has all necessary power and authority to execute and deliver this Agreement and the Related Agreements, to perform its obligations under this Agreement and the Related Agreements and to consummate the transactions contemplated by this Agreement and the Related Agreements. The execution and delivery by LSC of this Agreement and the Related Agreements, the performance by LSC of its obligations under this Agreement and the Related Agreements and the consummation by LSC of the transactions contemplated by this Agreement and the Related Agreements have been duly authorized by all necessary action. This Agreement constitutes a valid and binding obligation of LSC and is enforceable in accordance with its terms, and the Related Agreements, when executed and delivered by LSC, will constitute valid and binding obligations of LSC, subject to laws of general application relating to bankruptcy, insolvency, reorganization, moratorium, relief of debtors, other laws relating to or affecting enforcement of creditors' rights and rules of law governing specific performance, injunctive relief or other equitable remedies.

     3.3  OTHER AGREEMENTS

     The execution, delivery and performance of this Agreement and the Related Agreements will not cause LSC to be in violation of or in default under any applicable laws, articles of incorporation or bylaws of LSC, or any agreement or instrument to which LSC is a party or by which its assets may be bound.

     3.4  TRANSFERRED ASSETS

     LSC has good, valid and marketable title to all of the Transferred Assets, free and clear of any and all claims, judgments, licenses, liens, restrictions, security interests and other encumbrances.

     3.5  ASSIGNED CONTRACTS

     The Assigned Contracts are valid, binding and enforceable in accordance with their terms against LSC and each other party thereto and are in full force and effect, LSC has performed all obligations imposed on it thereunder, and neither LSC, nor to the knowledge of LSC, any other party thereto, is in breach or default thereunder, nor is there any event that with notice or lapse of time, or both, would constitute a default by LSC or, to the knowledge of LSC, any other party thereunder. LSC has not received any notice of any breach, termination or cancellation of any Assigned Contract and, to its knowledge, no party thereto intends to terminate or cancel any Assigned Contract. True and complete copies of each Assigned Contract have been delivered to LSO.

     3.6  LITIGATION

     There are no actions, claims, investigations or proceedings pending or, to the knowledge of LSC, threatened against LSC affecting any of the Transferred Assets, Assigned Contracts, the Related Agreements, the regulatory filings or registrations transferred under Section 1.6 or the premises leased under the Sublease Agreement before any court, arbitrator or governmental authority and there is no valid basis for any such action, claim, investigation or proceeding. There are no outstanding or unsatisfied judgments, orders, decrees or stipulations to which LSC is a party or, to the knowledge of LSC, affecting any of the Transferred Assets or the Assigned Contracts.

     3.7  TAXES

     All income, gross receipts, personal property, use, transfer, payroll and other taxes and related obligations of LSC with respect to the operation of its business and ownership of the Transferred Assets have been timely paid or are being contested in good faith.

     3.8  CONSENTS AND APPROVALS

     No consent, approval or authorization of, or declaration, filing or registration with, any governmental body is required for the execution, delivery and performance by LSC of this Agreement and the Related Agreements and for the consummation by LSC of the transactions contemplated hereby and thereby. Except for the consents described in Section 1.2, no consent, approval or authorization of any third party is required for the execution, delivery and performance by LSC of this Agreement and the Related Agreements and the consummation by LSC of the transactions contemplated hereby and thereby.

     3.9  COMPLIANCE WITH LAWS

     LSC is and has been in compliance with all federal, state, local and foreign laws, rules, regulations, ordinances, decrees and orders applicable to the operation or conduct of its business or ownership, use or other disposition of the Transferred Assets.

     3.10 EXCLUSIVITY

     THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS SECTION 3 AND THE RELATED AGREEMENTS ARE EXCLUSIVE AND IN LIEU OF ANY AND ALL OTHER WARRANTIES OF LSC. LSC DISCLAIMS ANY AND ALL OTHER EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF LSO

     In addition to any representations and warranties contained in the Related Agreements, LSO represents and warrants to LSC as of the date of this Agreement and as of the Closing Date:

     4.1  ORGANIZATION

     LSO is a corporation duly incorporated and validly existing under the laws of the state of Washington.

     4.2  AUTHORIZATION

     LSO has all necessary power and authority to execute and deliver this Agreement and the Related Agreements, to perform its obligations under this Agreement and the Related Agreements and to consummate the transactions contemplated by this Agreement and the Related Agreements. The execution and delivery by LSO of this Agreement and the Related Agreements, the performance by LSO of its obligations under this Agreement and the Related Agreements and the consummation by LSO of the transactions contemplated by this Agreement and the Related Agreements have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding obligation of LSO, enforceable in accordance with its terms, and the Related Agreements, when executed and delivered by LSO, will constitute valid and binding obligations of LSO, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency, reorganization, moratorium, relief of debtors, other laws relating to or affecting enforcement of creditors' rights and rules of law governing specific performance, injunctive relief or other equitable remedies.

     4.3  OTHER AGREEMENTS

     The execution, delivery and performance of this Agreement and the Related Agreements will not cause LSO to be in violation of or in default under any applicable laws, the articles of incorporation or bylaws of LSO, or any agreement or instrument to which LSO is a party or by which its assets may be bound.

     4.4  EXCLUSIVITY

     THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS SECTION 4 AND THE RELATED AGREEMENTS ARE EXCLUSIVE AND IN LIEU OF ANY AND ALL OTHER WARRANTIES OF LSO. LSO DISCLAIMS ANY AND ALL OTHER EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

SECTION 5. CLOSING CONDITIONS

     5.1 CONDUCT OF BUSINESS PRIOR TO CLOSING

     Except for actions taken with the consent of LSO, from the date of this Agreement until the Closing Date, LSC will (a) give notice to LSO promptly upon becoming aware of any inaccuracy of any of LSC's representations or warranties made herein or in a Related Agreement; and (b) conduct its business in the ordinary course and in a manner consistent with past practice.

     5.2  CONDITIONS TO LSO'S OBLIGATION TO CLOSE

     The obligation of LSO to close the transactions contemplated by this Agreement will be subject to the satisfaction at or before the Closing Date of each of the following conditions, any one or more of which may be waived by LSO:

          (a) the representations and warranties of LSC made in this Agreement and in any Related Agreement will be true, complete and correct in all material respects on and as of the Closing Date;

          (b) LSC will have executed and delivered to LSO all of the Related Agreements;

          (c) LSC will have obtained and delivered the Required Consents to LSO;

          (d) the individuals set forth on Schedule D will have agreed to accept offers of employment with LSO;

          (e) LSC will not be the subject of a bankruptcy case or other insolvency proceeding; and

          (f) no action, suit, proceeding or investigation by or before any court or governmental authority will have been instituted (i) to restrain, prohibit or invalidate the transactions contemplated by this Agreement or the Related Agreements; or (ii) that seeks damages by reason of completion of any such transaction.

     5.3  CONDITIONS TO LSC'S OBLIGATION TO CLOSE

     The obligation of LSC to close the transactions contemplated by this Agreement will be subject to the satisfaction at or before the Closing Date of each of the following conditions, any one or more of which may be waived by LSC:

          (a) the representations and warranties of LSO made in this Agreement and in any Related Agreement will be true, complete and correct in all material respects on and as of the Closing Date;

          (b) LSO will have executed and delivered to LSC all of the Related Agreements and the Clinical Supply Agreement attached as Exhibit E; and

          (c) no action, suit, proceeding or investigation by or before any court or governmental authority will have been instituted (i) to restrain, prohibit or invalidate the transactions contemplated by this Agreement or the Related

Agreements; or (ii) that seeks damages by reason of completion of any such transaction.

     5.4  CLOSING DELIVERIES OF LSC

     LSC will deliver the following to LSO at the Closing, and the delivery of each will be a condition to LSO's obligations hereunder:

          (a) the originals (or if not in existence, copies) of the Assigned Contracts and any amendments thereto and all data, reports, records or other documents furnished to LSC under the Assigned Contracts before the Closing Date;

          (b) the Transferred Assets (including, without limitation, original copies of all clinical data, protocols and records associated with Lit(x));

          (c) a certificate of LSC signed by the President of LSC certifying as to the accuracy, to such officer's knowledge in his capacity as an officer of LSC, of the representations and warranties of LSC contained in this Agreement and in Article 3 of the Series A Preferred Stock Purchase Agreement among LSO, LSC and the investors named therein ("PURCHASE AGREEMENT"); and

          (d) such other documents, certificates, consents, waivers and supporting papers as LSO or its counsel may deem necessary or advisable to consummate the transactions contemplated by this Agreement.

     5.5  CLOSING DELIVERIES OF LSO

     LSO will deliver the following to LSC at the Closing: a certificate of LSO signed by the President and Secretary of LSO certifying as to the accuracy, to each such officer's knowledge in his capacity as an officer of LSO, of the representations and warranties of LSO contained in this Agreement and in Article 3 of the Purchase Agreement.

SECTION 6. COVENANTS

     6.1  RELEASES

     LSO and LSC will each use commercially reasonable efforts to obtain a release of employment related claims in a form reasonably acceptable to LSC from the individuals set forth on Schedule E before the Closing Date. The foregoing will not constitute a condition to either party's obligations hereunder.

     6.2  CONFIDENTIALITY

     Upon and following the Closing Date, LSC will not use and will not disclose, disseminate, display, publish or distribute to any third party any information or data relating to or included in the Transferred Assets, Assigned Contracts or regulatory filings transferred under Section 1.6 or the terms of this Agreement, the Related Agreements or the Assigned Contracts without the prior written consent of LSO. However, the foregoing will not restrict the use or disclosure of any information that: (a) is a matter of public knowledge as of the date of this Closing Date; (b) becomes a matter of public knowledge, without fault on the part of LSC, subsequent to the Closing Date; or (c) is disclosed to LSC by a third party lawfully having possession of such information after the Closing Date without an obligation of confidentiality to LSO or a prior obligation of confidentiality to LSC. Further, notwithstanding the foregoing restrictions, LSC may disclose or produce any information protected under this
Section 6.2 if and to the extent required by any discovery request, subpoena, court order, governmental action, or to the extent LSC believes in good faith on the basis of an opinion of counsel that such disclosure is required by applicable law or regulation; provided, that LSC gives LSO reasonable advance notice of the same (e.g., so as to afford LSO a reasonable opportunity to appear, object and obtain a protective order or other appropriate relief regarding such disclosure).

     6.3  ENFORCEMENT OF OTHER AGREEMENTS

     Upon request, LSC will, as directed by LSO, enforce for the benefit of LSO all non-disclosure, confidentiality, invention assignment, consulting, license and other agreements between LSC and any third party that are not included in the Assigned Contracts and that protect or cover any Confidential Information of LSO or otherwise pertain to the Transferred Assets or business of LSO. LSO will reimburse all actual and reasonable expenses incurred by LSC to enforce such agreements as directed by LSO.

     6.4  FURTHER ASSURANCES

     After the Closing Date, LSC will from time to time at LSO's request execute and deliver, or cause to be executed and delivered, such further instruments of conveyance, assignment, transfer or other documents, and perform such further acts and obtain such further consents, approvals and authorizations, as LSO may reasonably require in order to consummate the transactions described in this Agreement, fully effect or evidence the conveyance and transfer to LSO of, or perfect LSO's right, title and interest in, any of the Assigned Contracts, Transferred Assets or regulatory filings transferred under Section 1.6, or to obtain possession or control of any of the Transferred Assets.

SECTION 7. TERMINATION

     This Agreement may be terminated before the Closing:

          (a) by mutual written agreement of LSO and LSC;

          (b) by LSO, by giving written notice to LSC at any time, if any of the conditions set forth in Section 5.2 or 5.4 is not satisfied at the time at which the Closing would otherwise occur, or if the satisfaction of any such condition is or becomes impossible;

          (c) by LSC, by giving written notice to LSO at any time, if any of the conditions set forth in Section 5.3 is not satisfied at the time at which the Closing would otherwise occur, or if the satisfaction of any such condition is or becomes impossible; and

          (d) by LSO, by giving written notice to LSC, if the closing of the Series A Convertible Preferred Stock financing of LSO does not close on or before October 17, 2005.

SECTION 8. INDEMNIFICATION

     8.1 INDEMNIFICATION BY LSC

     LSC will defend and indemnify and hold harmless LSO against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties (including, without limitation, reasonable attorneys' fees and expenses) actually suffered or incurred (a "LOSS") by LSO arising out of or resulting from:

          (a) any inaccuracy in any representation or warranty made by LSC in
     Section 3 of this Agreement or in a Related Agreement; and

          (b) any claims asserted against LSO for acts or omissions of LSC occurring before the Closing, including, without limitation, any claims arising under any Assigned Contract, arising from or relating to the ownership, use or other disposition of the Transferred Assets, or arising from any liabilities described in Section 1.8.

     8.2  INDEMNIFICATION BY LSO

     LSO will defend and indemnify LSC against any and all Losses arising out of or in connection with:

          (a) any inaccuracy in any representation or warranty made by LSO in
     Section 4 of this Agreement; and

          (b) the failure of LSO to perform any Assumed Obligation.

     8.3  INDEMNIFICATION PROCEDURE

     In order to receive indemnification of any third party claim indemnified under Section 8.1 or 8.2, as applicable, LSC and LSO (each, an "INDEMNIFIED PARTY") must:

          (a) give the other party ("INDEMNIFYING PARTY") prompt written notice of the claim from which the Indemnified Party seeks indemnification;

          (b) cooperate with the Indemnifying Party, at the Indemnifying Party's expense, in connection with the defense and settlement of the claim; and

          (c) not settle or compromise the claim without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld.

SECTION 9. MISCELLANEOUS

     9.1  PRESS RELEASES

     Neither party will release any press release regarding the transactions contemplated by this Agreement without the other party's prior written consent, except as may be required by applicable law or regulation.

     9.2  RELATIONSHIP OF THE PARTIES

     Neither this Agreement nor any of the Related Agreements will be interpreted or construed to create or evidence any partnership, agency or similar relationship between the parties or as imposing any partnership, agency or similar obligation or liability on any party.

     9.3  NOTICES

     All notices and other communications hereunder will be in writing and will be deemed given if delivered personally, by fax (receipt confirmed), or by registered or certified mail, return receipt requested and postage prepaid or sent by express courier service (receipt verified), to the parties at the following addresses (or at such other addresses for a party as will be specified by the like notice; provided, that notices of a change of address will be effective only upon receipt thereof):

     To LSC: Light Sciences Corporation
             34931 SE Douglas Street
             Suite 200
             Snoqualmie, WA 98065
             Attn.: ____________________
             Fax: ______________________

     To LSO: Light Sciences Oncology, Inc.
             34931 SE Douglas Street
             Suite 200
             Snoqualmie, WA 98065
             Attn.: ____________________
             Fax: ______________________

All such notices and communications will be deemed effective when received.

     9.4  ASSIGNMENT

     Neither LSC nor LSO will assign this Agreement any of its rights or obligations under this Agreement to any third party before the Closing Date without the other party's prior written consent. Following the Closing Date, this Agreement will be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that each Related Agreement will be assignable solely to the extent set forth in the Related Agreement.

     9.5  SPECIFIC PERFORMANCE

     Each party acknowledges that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each party will be entitled to specific performance of the terms and provisions of this Agreement and the Related Agreements.

     9.6  NONWAIVER

     The failure of a party to insist on or enforce strict performance of any provision of this Agreement or to exercise any right or remedy under this Agreement or any Related Agreement to which it is a party will not be construed as a waiver or relinquishment to any extent of the right to assert or rely upon any such provision, right or remedy in that or any other instance; rather, the same will be and remain in full force and effect.

     9.7  SEVERABILITY

     If any provision of this Agreement or any Related Agreement or the application thereof to any person or circumstance will be invalid, illegal or unenforceable to any extent, the remainder of this Agreement or Related Agreement, as the case may be, and the application thereof will not be affected and will be enforceable to the fullest extent permitted by law.

     9.8  GOVERNING LAW; JURISDICTION AND VENUE

     This Agreement, each Related Agreement and the performance under them will be interpreted, construed and enforced in all respects in accordance with the laws of the state of Washington, without reference to its principles relating to conflicts of law. Each party irrevocably consents to the jurisdiction and venue of the state and federal courts in King County, Washington, U.S.A., for any action, claim, proceeding or suit arising out of or in connection with this Agreement or any Related Agreement. LSC will not commence or prosecute any suit or claim to enforce this Agreement or any Related Agreement, or otherwise arising under or by reason of this Agreement or any Related Agreement, other than in such courts.

     9.9  JURY WAIVER

     Each party hereby waives any right to trial by jury of any claim arising out of this Agreement and any Related Agreement, whether now or hereafter arising and whether sounding in contract, tort or otherwise, and hereby consents and agrees that any such claim may, at a party's election, be decided by trial without a jury and that either party may file an original counterpart or copy of this Section 9.9 with any court as written evidence of the waiver and agreement contained herein.

     9.10 AMENDMENT

     No amendment, modification or waiver of any of the provisions of this Agreement or any Related Agreement will be valid unless set forth in a written instrument signed by the party to be bound thereby.

     9.11 NO THIRD PARTY RIGHTS

     There are no third party beneficiaries under this Agreement or any Related Agreement. Neither this Agreement nor any Related Agreement will confer any right or remedy on, or be enforceable by, any third party. No action may be commenced or prosecuted against either party by any third party claiming as a third party beneficiary of this Agreement or any Related Agreement or any of the transactions contemplated hereunder.

     9.12 ATTORNEYS' FEES

     In the event of any litigation, claim, proceeding or arbitration with respect to this Agreement or the Related Agreements, the prevailing party will be paid its reasonable legal fees and expenses by the opposing party.

     9.13 ENTIRE AGREEMENT

     This Agreement and the Related Agreements and the Exhibits and Schedules referenced herein and therein set forth the entire agreement, and supersede any and all prior agreements, between the parties with regard to the subject matter hereof. This Agreement and the Related Agreements are intended to be correlative and complementary. However, in the event of a conflict between any provision of this Agreement and any provision of any Related Agreement, the provision of the applicable Related Agreement will control with respect to the subject matter of the Related Agreement.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

LSC:                                    LSO:

Light Sciences Corporation              Light Sciences Oncology, Inc.


By /s/ Albert Luderer                   By /s/ Jay Winship
   ----------------------------------      -------------------------------------
Name Albert Luderer                     Name Jay Winship
Title CEO                               Title COO

                                   SCHEDULE A

                               TRANSFERRED ASSETS

The Transferred Assets include the assets listed in Schedule A to the Bill of Sale for Drug Product and Schedule A to the Bill of Sale for Equipment.

SCHEDULE A TO ASSET TRANSFER AGREEMENT

                                   SCHEDULE B

                               ASSIGNED CONTRACTS

Service Estimate/Talaporfin Sodium Product Testing Letter Agreement dated April 27, 2004, between AAI Development Services, Inc. and LSC

Component Development and Deliverables Services Agreement dated December 27, 2001, and related Statements of Work, between Agilent Technologies Malaysia SDN BHD and LSC

Letter dated June 1, 2000 from Light Sciences Limited Partnership to Agilent Technologies amending Agilent Technologies' Semiconductor Products Group Terms and Conditions of Sale

Master Services Agreement dated November 10, 2004, between Almedica Europe Limited, Almedica Services Corp and LSC

Technical (Quality) Agreement dated October 28, 2004, between Almedica Europe Limited, Almedica Services Corp and LSC

Drug Product Development and Clinical Supply Agreement dated July 9, 2004, between Baxter Pharmaceutical Solutions LLC and LSC

Assignment of Contract dated April 27, 2001, between Beacon BioScience and LSC

Master Services Agreement dated December 19, 2001, between Beacon BioScience, Inc. and LSC

Sponsored Research Agreement dated April 1, 2005, between BioDevelopment and LSC

Material Transfer Agreement dated October 31, 2003, between East Carolina University and LSC

EmergingMed Services Agreement dated January 5, 2004, between EmergingMed.com, Inc. and LSC

Master Services Agreement dated February 27, 2004, between Ergomed Clinical Research, Ltd. and LSC

Letter of Intent dated October 5, 2004, between Inveresk Research North Carolina Inc. and LSC

SCHEDULE B TO ASSET TRANSFER AGREEMENT

Master Services Agreement dated January 22, 2002, between Inveresk Research North Carolina Inc. and LSC

Research and Manufacturing Agreement dated May 7, 2004, between Pharm-Eco (Johnson-Matthey Pharma Services) and LSC

Master Services Agreement dated December 19, 2003, between MedSource Consulting, Inc. and LSC

Purchase Order Number PO005480 dated March 9, 2004, sent by LSC to Minnetronix, Inc.

Terms and Conditions Relating to Proposed Contract dated November 2004, between Marilyn Emery Consulting and LSC

Sterilization Agreement Contract # PCS03C32 dated December 23, 2003, between Professional Contract Sterilization, Inc. and LSC

Master Services Agreement dated January 14, 2004, between Statprobe, Inc. and
LSC

Assignment of Copyright dated February 28, 2002, by Prof. Marko Turic, M.D., Ph.D., to LSC

Sponsored Research Development Agreement dated May 20, 2001, between K.U. Leuven Research and Development (Catholic University of Leuven), on behalf of Laboratory of Experimental Radiobiology, and LSC

Clinical Trial Agreement dated March 30, 2005, between LSC and The University of Hong Kong

Sponsored Research Agreement dated May 4, 2001, between University of Utah and
LSC

Sponsored Research Agreement #4 Preclinical dated January 15, 2004, between Wayne State University, on behalf of its School of Medicine, and LSC

SCHEDULE B TO ASSET TRANSFER AGREEMENT

                                   SCHEDULE C

                                REQUIRED CONSENTS

Research and Manufacturing Agreement dated May 7, 2004, between Pharm-Eco (Johnson-Matthey Pharma Services) and LSC

Master Services Agreement dated January 14, 2004, between Statprobe, Inc. and
LSC

SCHEDULE C TO ASSET TRANSFER AGREEMENT

                                   SCHEDULE D

                         CERTAIN TRANSFERRING EMPLOYEES

Jay Winship
Sy-Shi Wang
Alex Pallenberg
Liang Xu
Steven Daly
George Lane
Brenda Lee
Jeff Jellum
Nancy Glaser
Zihong Guo
Raj Kumar
Joe Hobbs
Julie Lester
Jeff Storm
Michael Vasquez

SCHEDULE D TO ASSET TRANSFER AGREEMENT

                                   SCHEDULE E

                    TRANSFERRING EMPLOYEES EXECUTING RELEASES

Jay Winship
Sy-Shi Wang
Alex Pallenberg
Liang Xu
Steven Daly
George Lane
Brenda Lee
Jeff Jellum
Nancy Glaser
Zihong Guo
Raj Kumar
Joe Hobbs
Julie Lester
Jeff Storm
Michael Vasquez

SCHEDULE E TO ASSET TRANSFER AGREEMENT

                                   EXHIBIT A-1

                          BILL OF SALE FOR DRUG PRODUCT

EXHIBIT A-1 TO ASSET TRANSFER AGREEMENT

                          BILL OF SALE FOR DRUG PRODUCT

     This Bill of Sale is made and entered into as of October 5, 2005, by and between: Light Sciences Corporation, a Washington corporation ("LSC"), and Light Sciences Oncology, Inc., a Washington corporation ("LSO"), pursuant to that certain Asset Transfer Agreement between LSC and LSO, dated October 5, 2005 ("Asset Transfer Agreement"). LSC and LSO agree as follows:

     1. TRANSFER. LSC hereby sells, assigns, transfers and conveys to LSO all of the talaporfin sodium drug product in bulk and finished form in the control or possession of LSC, including, without limitation, the drug product described in attached Schedule A and all packaging therefor ("Drug Product") and all related tangible and electronic certificates, data, documents, files, results and records in the control or possession of LSC as of the date of this Bill of Sale ("Records"). Further, LSC hereby assigns to LSO all of the warranties with respect to the Drug Product and raw materials used to manufacture the Drug Product made by the applicable manufacturers or suppliers thereof. To the extent such warranties cannot be assigned to LSO, LSC will enforce such warranties for the benefit of LSO at LSO's expense, unless otherwise agreed upon by the parties.

     2. TAXES. LSO will promptly pay or reimburse LSC for all sales, use or similar taxes arising from the transfer of the Drug Product and Records under this Bill of Sale.

     3. DELIVERY. LSC will deliver the Drug Product to LSO at the location(s) where the Drug Product is located as of the date of this Bill of Sale. LSC will deliver the Records to LSO at LSO's principal place of business.

     4. LSC'S WARRANTIES. LSC represents and warrants that: (a) the Drug Product was manufactured in accordance with all applicable laws and regulations, including, without limitation, Current Good Manufacturing Practice (as promulgated by the FDA and ICH and referred to herein as "cGMP"); (b) the Drug Product and raw materials used to manufacture the Drug Product comply with the warranties set forth in the agreements under which the Drug Product and such raw materials were manufactured or supplied to LSC; (c) the Drug Product has been stored and handled in accordance with the written procedures for holding and warehousing the Drug Product established and required under cGMP and any other applicable laws or regulations; and (d) the Records are accurate and complete. THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS SECTION 5 AND THE ASSET TRANSFER AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ANY AND ALL OTHER WARRANTIES OF LSC WITH RESPECT TO THE DRUG PRODUCT. LSC

EXHIBIT A-1 TO ASSET TRANSFER AGREEMENT

DISCLAIMS ANY AND ALL OTHER EXPRESS OR IMPLIED WARRANTIES OF ANY KIND WITH RESPECT TO THE DRUG PRODUCT, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

     5. SUCCESSORS AND ASSIGNS. This Bill of Sale will be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective permitted successors and assigns.

     6. ENTIRE AGREEMENT. This Bill of Sale (including the attached or referenced Schedules) and the Asset Transfer Agreement constitute the entire agreement, and supersede any and all prior agreements, between the parties with regard to the transfer of the Drug Product and Records. In the event of any conflict between any provision of this Bill of Sale and any provision of the Asset Transfer Agreement with respect to the transfer of the Drug Product and Records, the provision of this Bill of Sale will control. No amendment, modification or waiver of any provision of this Bill of Sale will be valid unless set forth in a written instrument signed by the party to be bound thereby.

     IN WITNESS WHEREOF, the parties have entered into this Bill of Sale as of the date first set forth above.

LSC:                                    LSO:

LIGHT SCIENCES CORPORATION              LIGHT SCIENCE ONCOLOGY, INC.


By /s/ Albert Luderer                   By /s/ M. J. Winship
   ----------------------------------      -------------------------------------
Printed Name Albert Luderer             Printed Name M. J. Winship
Title CEO                               Title COO

EXHIBIT A-1 TO ASSET TRANSFER AGREEMENT

                                   SCHEDULE A
                                       TO
                          BILL OF SALE FOR DRUG PRODUCT

                              DRUG SUBSTANCE (API)

   Lot No. (DOM)     Amount
   -------------     ------
3225.A.05.2 (5-05)   1.0 kg
TBD (8-05)           1.5 kg

                              DRUG PRODUCT (VIALED)

  Lot No. (DOM)      Amount
  -------------    ----------
WCS-037 (6-02)       39 vials(1)
1406-9 (3-26-02)    354 vials
804430 (8-18-04)   1549 vials
900241 (3-05)      1688 vials

(1)  currently stored at ambient for destruction

EXHIBIT A-1 TO ASSET TRANSFER AGREEMENT

                                   EXHIBIT A-2

                           BILL OF SALE FOR EQUIPMENT

EXHIBIT A-2 TO ASSET TRANSFER AGREEMENT

                           BILL OF SALE FOR EQUIPMENT

     This Bill of Sale is made and entered into as of October 5, 2005, by and between: Light Sciences Corporation, a Washington corporation ("LSC"), and Light Sciences Oncology, Inc., a Washington corporation ("LSO"), pursuant to that certain Asset Transfer Agreement between LSC and LSO, dated October 5, 2005 ("Asset Transfer Agreement"). LSC and LSO agree as follows:

     1. TRANSFER. LSC hereby sells, assigns, transfers and conveys to LSO all of the equipment, devices and other assets described in attached Schedule A ("Equipment"). Further, LSC hereby assigns to LSO all of the warranties with respect to the Equipment made by the applicable manufacturers or suppliers thereof. To the extent such warranties cannot be assigned to LSO, LSC will enforce such warranties for the benefit of LSO at LSO's expense.

     2. TAXES. LSO will promptly pay or reimburse LSC for all sales, use or similar taxes arising from the transfer of the Equipment under this Bill of Sale.

     3. DELIVERY. LSC will deliver the Equipment to LSO at the location(s) where the Equipment is located as of the date of this Bill of Sale.

     4. SUCCESSORS AND ASSIGNS. This Bill of Sale will be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective permitted successors and assigns.

     5. ENTIRE AGREEMENT. This Bill of Sale (including the attached or referenced Schedules) and the Asset Transfer Agreement constitute the entire agreement, and supersede any and all prior agreements, between the parties with regard to the transfer of the Equipment. In the event of any conflict between any provision of this Bill of Sale and any provision of the Asset Transfer Agreement with respect to the transfer of the Equipment, the provision of this Bill of Sale will control. No amendment, modification or waiver of any provision of this Bill of Sale will be valid unless set forth in a written instrument signed by the party to be bound thereby.

EXHIBIT A-2 TO ASSET TRANSFER AGREEMENT

     IN WITNESS WHEREOF, the parties have entered into this Bill of Sale as of the date first set forth above.

LSC:                                    LSO:

LIGHT SCIENCES CORPORATION              LIGHT SCIENCE ONCOLOGY, INC.


By /s/ Albert Luderer                   By /s/ M. J. Winship
   ----------------------------------      -------------------------------------
Printed Name Albert Luderer             Printed Name M. J. Winship
Title CEO                               Title COO

EXHIBIT A-2 TO ASSET TRANSFER AGREEMENT

                                   SCHEDULE A
                                       TO
                           BILL OF SALE FOR EQUIPMENT

ASSET ID   ASSET DESCRIPTION
--------   -----------------
  0023     Video Camera System for Microscope
  0026     McMaster Mini Drill Press
  0027     Vacuum Pump
  0028     Complete XYZ Table w/Readouts & Scales
  0031     Unitek Micropull 3 Wire Tester
  0036     Stereo Microscope w/accessories
  0060     Dell XPS T550 Computer System
  0066     Stereo Microscope
  0083     Water Bath w/Circ Htg Digt
  0087     Dell Latitude CSR 400XT Laptop
  0098     Dell XPS T500 PIII Computer System
  0109     3565 D Hypo TII Tester
  0110     LT-601 Leakage Tester
  0116     Fiber Optic Spectrometer
  0120     LaserCare PDT 665-2 S/N 152
  0142      Dell Dimension XPS B800MHz  P3
  0146     Solidworks 2000 + Photo & Anim
  0148     Dell Dimension XPS866 PIII
  0149     Dell Dimension XPS866 PIII
  0150     45 Watt Total Spectral Flux Lamp Standar
  0158     Fireproof Black Lateral File
  0163     TracePro Standard - Engineering Software
  0170     Dell Latitude L400 700 MHz PIII Laptop
  0173     GP-400 Thermo Neslab Waterbath w/Cover
  0177     USB Temp & Voltage Inst w/LabView
  0178     Optical Power Meter w/EPROM & Memory Mod
  0185     Handheld Pulsed Wave Ultrasound Doppler
  0186     Lamp Std: Total Spectral Radiant Flux
  0187     250mW 664nM Laser
  0188     Latitude L400 Laptop
  0189     Latitude L400 Laptop
  0301     Mitutoyo Toolmaker's Microscope
  0311     Lung Model with Carrying Case

EXHIBIT A-2 TO ASSET TRANSFER AGREEMENT

  0313     4 Axis Goniometer (Vexta Stepper Motor)
  0315     Dell Dimension 4500S P4 2.0GHz Desktop
  0325     Chatillon TCD 200lb Digital Test Stand
  0326     Chatillon DFGS10 Digital Force Gauge
  0328     SmartDesiccator Benchtop Storage System
  0343     Olympus BF-1T10  Fiberoptic Bronchoscope
  0344     2" Diameter Red Fluorescent Spectralon
  0350     Dell Dimension 4500 P4 3.06GHz Desktop
  0356     Balloon Development System, Model 210-A
  0358     Programmable Motion System
  0368     Dell Dimension 4600 3.2 GHz System
  0369     OLTSF-245 Std Total Luminous/Spectr Flux
  0378     Schwab 4 Drawer Fire-Proof File Cabinet
  0385     Dell Latitude D400 Laptop Computer
  0386     Apple PowerBook 15" Laptop Computer
  0393     Apple Cinema 23" Monitor
  0395     Nikon Stereo Zoom Microscope
  0396     Unibond Linear DC Resistance Welding PS
  0397     Light Force Vertical Motion Weld Head
  0401     Dell Latitude D600 Laptop
  0412     Plastic Fiber Optic Ring Illuminator
  0416     Dell Dimension 4600 P4 2.8GHz HT Tech
  0436     BISLIDE 30" 10P LIMIT SWITCH w/Cleats
  0452     OptiPlex GX280 P4 3.0GHz Computer Sys
  0462     Multi-Channel Spectroradiometer OL770VIS
  0463     OL IS-1800 18" Integrating Sphere w/Lamp
  0464     OL 65A Programmable Current Source
  0479     Dell Latitude D510 Laptop Computer
  0482     Latitude 510 1.6Ghz 60GB 14"XGA Screen
  0485     Mitutoyo PJ-A3000 w/accessories
  0521     OptiPlex GX280 Minitower P4 530 w/3.0GHz
  0523     Dell D600 Latitude Pentium M 755
  0526     FireKing, Black Lateral Fireproof File
  0527     Light Source Design/Fabricate Tray Proto
  0532     Balloon Development System
  0539     Meiji EMZ-8TR Stereo Zoom Microscope
           Preparative HPLC
           Add'l lens for Microscope

EXHIBIT A-2 TO ASSET TRANSFER AGREEMENT

   All Light Bars in the control or possession of LSC developed, manufactured or supplied by Agilent Technologies Malaysia SDN BHD and all related documentation and records.

EXHIBIT A-2 TO ASSET TRANSFER AGREEMENT

                                    EXHIBIT B

                               SUBLEASE AGREEMENT

EXHIBIT B TO ASSET TRANSFER AGREEMENT

                                    EXHIBIT C

                           EXCLUSIVE LICENSE AGREEMENT

EXHIBIT C TO ASSET TRANSFER AGREEMENT

                                    EXHIBIT D

                              SUBLICENSE AGREEMENT

EXHIBIT D TO ASSET TRANSFER AGREEMENT

                                    EXHIBIT E

                            CLINICAL SUPPLY AGREEMENT

EXHIBIT E TO ASSET TRANSFER AGREEMENT